Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement of Comprehensive Income/(Loss) (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016	Jun. 30, 2017	Jun. 30, 2016
Derivative
Total	$ 244	$ 1,690	$ (731)	$ 1,784
Interest and finance costs, net
Derivative
Interest rate swaps	0	1,073	0	1,040
Bunker swaps	368	0	(174)	0
Bunker call options	$ (124)	$ 617	$ (557)	$ 744